UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2023

CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

151 N. Franklin
Chicago, IL 60606
(Address of principal executive offices) (Zip Code)
(312) 822-5000
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $2.50	"CNA"	New York Stock Exchange
Chicago Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
In its Current Report on Form 8-K dated June 15, 2023 (the “Original Report”), the Registrant reported the separation of Gerald S. Haase, Executive Vice President and Chief Operations Officer of the Registrant from the Registrant. This Current Report on Form 8-K/A amends the Original Report to provide information about the compensatory arrangements related to the separation of Mr. Haase from the Registrant, which separation is effective September 5, 2023.

ITEM 5.02(c) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the separation of Gerald S. Haase, Executive Vice President and Chief Operations Officer of the Registrant, from the Registrant, effective September 5, 2023, Mr. Haase and the Registrant entered into a General Release and Separation Agreement (the “Agreement”), dated as of July 5, 2023. The Agreement provides for the following: an aggregate payment of $1,800,000, payable in two installments, and certain additional benefits relating to health and welfare. Mr. Haase has agreed to certain provisions, including not to interfere, or try to interfere, with any business relationship between the Registrant and any other person or entity, including customers, agents, suppliers, vendors, contractors, employees, and business partners for a period of 12 months and a covenant to cooperate with the Registrant with regard to ongoing litigation and other matters.

ITEM 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information in Item 5.02(c) is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:
See Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation
(Registrant)

Date: July 7, 2023	By	/s/ Susan A. Stone
(Signature)
Susan A. Stone Executive Vice President and General Counsel